THE 59 WALL STREET FUND, INC.



                            ARTICLES OF INCORPORATION

                               DATED JULY 16, 1990
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                          THE 59 WALL STREET FUND, INC.

         ARTICLES OF RESTATEMENT (Under Section 2-609 of Corporations and Associations Article)

         The 59 Wall Street Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore Maryland and having The Corporation Trust Incorporated as its resident agent located at 32 South Street, Baltimore, Maryland, (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

                  FIRST: The charter of the Corporation is hereby restated to read as follows:

                  SECOND: The name of the Corporation is The 59 Wall Street Fund, Inc.

                  THIRD: The purpose for which the Corporation is formed is to act as an open-end management investment company under the Investment Company Act of 1940 as may be amended from time to time and the Rules and Regulations from time to time promulgated and effective thereunder (referred to herein collectively as the "Investment Company Act of 1940") and to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

                  FOURTH: The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a corporation of this State, and the post office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

                  FIFTH: 1. The total number of shares of stock which the Corporation initially shall have authority to issue is 2,500,000,000 shares


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         of stock, with a par value of one-tenth of one cent ($.001) per share to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of two million five hundred thousand dollars ($2,500,000). The Board of Directors shall have power and authority to increase or decrease, from time to time, the aggregate number of shares of stock, or of any class of stock, which the Corporation shall have the authority to issue.

                       2. Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of Common Stock of the Corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors. All stock shall be issued on a nonassessable basis.

                       3. Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more classes of shares of Common Stock, to fix the number of shares in any such class and to classify or reclassify any unissued shares with respect to such class. Any such class shall be known as a "series" and (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein. The aforesaid power shall include the power to create, by classifying or reclassifying unissued shares in the aforesaid manner, one or more series in addition to those initially designated as named below. Subject to such aforesaid power, the Board of Directors has initially designated two series of shares of Common Stock of the Corporation. The names of such series and the number of shares of Common Stock initially classified and allocated to each series is as follows:

                                              Number of Shares of Common Stock
         NAME OF SERIES                       INITIALLY CLASSIFIED AND ALLOCATED

         The 59 Wall Street European Equity Fund  . . . . . . . 25,000,000
         The 59 Wall Street Pacific Basin Equity Fund . . . . . 25,000,000

                       4. Each share of a series shall have equal rights with each other share of that series with respect to the assets of the Corporation pertaining to that series. The dividends payable to the holders of any series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) shall be determined by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board (whether or not the amount of dividend or distribution so declared can be calculated at the time of such declaration).

                       5. The holder of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series, then


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         standing in his or her name in the books of the Corporation. On any matter submitted to a vote of stockholders, all shares of the Corporation then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (1) when otherwise expressly provided by the Maryland General Corporation Law, or (2) when required by the Investment Company Act of 1940, shares shall be voted by individual series, or (3) when the matter does not affect any interest of a particular series, then only stockholders of such other series whose interests may be affected shall be entitled to vote thereon. Holders of shares of stock of the Corporation shall not be entitled to cumulative voting in the election of Directors or on any other matter.

                       6. All consideration received by the Corporation for the issue or sale of stock of each series, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sales, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall belong to the series of shares of stock with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" such series.

                       7. The Board of Directors may from time to time declare and pay dividends or distributions, in stock, property or in cash, on any or all series of stock and to the stockholders of record as of such date as the Board of Directors may determine; provided, such dividends or distributions on shares of any series of stock shall be paid only out of earnings, surplus or other lawfully available assets belonging to such series. Subject to the foregoing proviso, the amount of any dividends or distributions and the payment thereof shall be wholly in the discretion of the Board of Directors.

                       8. In the event of the liquidation or dissolution of the Corporation, stockholders of each series shall be entitled to receive, as a series, out of the assets of the Corporation available for distribution to stockholders, but other than general assets, the assets belonging to such series, and the assets so distributable to the stockholders of any series shall be distributed among such stockholders in proportion to the number of shares of such series held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular series of stock and available for distribution, such distribution shall be made to the holders of stock of all series in proportion to the net asset value of the respective series determined as hereinafter provided.

                       9. The assets belonging to any series of stock shall be charged with the liabilities in respect to such series, and shall also be charged with its share of the general liabilities of the Corporation, in proportion to the net asset value of the respective series determined as hereinafter provided. The determination of the Board of Directors shall


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         be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same as to a given series, and as to whether the same or general assets of the Corporation are allocable to one or more series.

                       10. The Board of Directors may provide for a holder of any series of stock of the Corporation to convert the shares in question, on such basis as the Board may provide, into shares of stock of any other series of the Corporation.

                       11. Subject to subsection 12 below, the net asset value per share of the Corporation's Common Stock shall be determined by adding the value of all securities, cash and other assets of the Corporation pertaining to that series, subtracting the liabilities applicable to that series, allocating any general assets and general liabilities to that series, and dividing the net result by the number of shares of that series outstanding. Subject to subsection 12 below, the value of the securities, cash and other assets, and the amount and nature of liabilities, and the allocation thereof to any particular series, shall be determined pursuant to the direction of, or determined pursuant to procedures or methods prescribed by or approved by the Board of Directors in its sole discretion and shall be so determined at the time or times prescribed or approved by the Board of Directors in its sole discretion.

                       12. The net asset value per share of a series of the Corporation's Common Stock for the purpose of issue, redemption or repurchase of a share shall be determined in accordance with the Investment Company Act of 1940 and any other applicable federal securities law or rule or regulation.

                       13. All shares now or hereafter authorized shall be subject to redemption and redeemable at the option of the stockholder, in the sense used in the General Corporation Law of the State of Maryland. Each holder of a share, upon request to the Corporation accompanied by such evidence of ownership as may be specified by the Board of Directors, shall be entitled to require the Corporation to redeem all or any part of the shares standing in the name of such holder on the books of the Corporation at a redemption price per share equal to the net asset value per share determined in accordance with this Article.

                       14. Notwithstanding subsection 13 above (or any other provision of these Articles of Incorporation), the Board of Directors of the Corporation may suspend the right of the holders of shares to require the Corporation to redeem such shares (or may suspend any voluntary purchase of such shares pursuant to the provisions of these Articles of Incorporation) for up to seven days and for such other periods as the Investment Company Act of 1940 may permit.

                       15. The Board of Directors may by resolution from time to time authorize the repurchase by the Corporation, either directly or through an agent, of shares upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable, out of funds legally available therefor, at prices per share not in excess of the net


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         asset value per share determined in accordance with this Article and to take all other steps deemed necessary or advisable in connection therewith.

                       16. Except as otherwise permitted by the Investment Company Act of 1940, payment of the redemption or repurchase price of shares surrendered to the Corporation for redemption pursuant to the provisions of subsection 13 or 18 of this Article or for repurchase by the Corporation pursuant to the provisions of subsection 15 of this Article shall be made by the Corporation within seven days after surrender of such shares to the Corporation for such purpose. Any such payment may be made in whole or in part in portfolio securities or in cash, as the Board of Directors shall deem advisable, and no stockholder shall have the right, other than as determined by the Board of Directors, to have his shares redeemed or repurchased in portfolio securities.

                       17. In the absence of any specifications as to the purposes for which shares are redeemed or repurchased by the Corporation, all shares so redeemed or repurchased shall be deemed to be acquired for retirement in the sense contemplated by the General Corporation Law of the State of Maryland. Shares retired by redemption or repurchase shall thereafter have the status of authorized but unissued shares.

                       18. All shares now or hereafter authorized shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of any outstanding shares, without the vote or consent of stockholders (including through the establishment of uniform standards with respect to the minimum net asset value of a stockholder account), upon the sending of written notice thereof to each stockholder any of whose shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available therefor, at net asset value per share determined in accordance with the provisions of this Article and to take all other steps deemed necessary or advisable in connection therewith. The Board of Directors may authorize the closing of those accounts not meeting the specified minimum standards of net asset value by redeeming all of the shares in such accounts.

                       19. The holders of shares of Common Stock or other securities of the Corporation shall have no preemptive rights to subscribe to new or additional shares of its Common Stock or other securities.

                  SIXTH: The number of Directors of the Corporation shall initially be five. The number of Directors may be increased or decreased in accordance with the By-laws so long as the number is never less than three. The names of the initial Directors who shall act until the first annual meeting or until their successors are duly chosen and qualified are: Philip W. Coolidge, Cynthia J. Colitti, James E. Hoolahan, Gail E. McHugh and Molly S. Mugler.

                  SEVENTH: 1. A Director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by


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         law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended.

                  No amendment, modification or repeal of this Section 1 shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

                       2. The Corporation shall indemnify to the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a Director or officer of the Corporation or serves or served at the request of the Corporation any other enterprise as a director or officer. To the fullest extent permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended, expenses incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it is ultimately determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this Section 2 shall be enforceable against the Corporation by such person, who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment of this Section 2 shall impair the right of any person arising at any time with respect to events occurring prior to such amendment. For purpose of this
         Section 2, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a Director or officer of the Corporation which imposes duties on, or involves services by, such Director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation. The provisions of this Section 2 shall be in addition to the other provisions of this Article.

                       3. Nothing in this Article protects, or purports to protect, any Director or officer against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                       4. Each section or portion thereof of this Article shall be deemed severable from the remainder, and the invalidity of any such section or portion shall not affect the validity of the remainder of this Article.



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                  EIGHTH: The Board of Directors shall have the management and control of the property, business and affairs of the Corporation and is hereby vested with all the powers possessed by the Corporation itself so far as is not inconsistent with law or these Articles of Incorporation. In furtherance and without limitation of the foregoing provisions, it is expressly declared that, subject to these Articles of Incorporation, the Board of Directors shall have power:

                       1. To make, alter, amend or repeal from time to time the By-laws of the Corporation except as such power may otherwise be limited in the By-laws.

                       2. To authorize the repurchase of shares in the open market or otherwise, at prices not in excess of the net asset value of such shares determined in accordance with Article FIFTH hereof, provided the Corporation has assets legally available for such purpose, and to pay for such shares in cash, securities or other assets then held or owned by the Corporation.

                       3. To fix an offering price for the shares of any series which shall yield to the Corporation not less than the par value thereof, at which price the shares of the Common Stock of the Corporation shall be offered for sale, and to determine from time to time thereafter the offering price which shall yield to the Corporation not less than the par value thereof from sales of the shares of its Common Stock.

                       4. From time to time to determine whether and to what extent and to what time and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors or of the stockholders.

                       5. In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all such powers and do all acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of Maryland law, these Articles of Incorporation and the Bylaws of the Corporation.

                  NINTH: The books of the Corporation may be kept (subject to any provisions contained in applicable statutes) outside the State of Maryland at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

                  TENTH: The Corporation reserves the right from time to time to amend, alter or repeal any of the provisions of these Articles of Incorporation (including any amendment that changes the terms of any of the outstanding shares by classification, reclassification or otherwise), and any contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding shares, and to add or insert any other provisions that may, under the statutes of the State of Maryland at the time in force, be lawfully contained in articles of incorporation, and all


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         rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article TENTH.

                  ELEVENTH: The presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by law or in these Articles of Incorporation.

                  At any meeting of stockholders of the Corporation or of any series of the Corporation, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus of the Corporation) may vote any shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

                  Notwithstanding any provision of Maryland law requiring more than a majority vote of the Common Stock, or any series thereof, in connection with any corporate action (including, but not limited to, the amendment of these Articles of Incorporation), unless otherwise provided in these Articles of Incorporation or unless otherwise required by applicable law, the Corporation may take or authorize such action upon the favorable vote of a majority of all the votes cast at a meeting at which a quorum was present.

                  TWELFTH: All persons who shall acquire shares in the Corporation shall acquire the same subject to the provisions to these Articles of Incorporation.

                  THIRTEENTH: The duration of the Corporation shall be perpetual. The term "Articles of Incorporation" as used herein and in the Bylaws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended and restated.


                  SECOND: The number of directors of the corporation is five. The names of the directors are: Philip W. Coolidge, James E. Hoolahan, Gail E. McHugh, Cynthia J. Colitti and Molly S. Mugler.



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         The board of director of the corporation, at a meeting duly convened and held on August 30, 1990, adopted a resolution in which was set forth the foregoing charter, declaring that the said restatement of the charter was adopted, there being no stockholders of the Corporation.

         IN WITNESS WHEREOF, The 59 Wall Street Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President, attested by its Secretary, on September 5, 1990.

                                                  THE 59 WALL STREET FUND, INC.
                                                  (Name of Corporation)

                                               By /S/ PHILIP W. COOLIDGE
                                                  PHILIP W. COOLIGE
                                                  President


         Thomas M. Lenz, Secretary, hereby acknowledges on behalf of The 59 Wall Street Fund, Inc. that the foregoing Articles of Restatement are the corporate act of the Corporation and further certifies under the penalties of perjury to the best of my knowledge, information and belief, the matters and facts set forth in the Articles are true in all material respects.

Attest:

          By /S/ THOMAS M. LENZ
            Thomas M. Lenz
            Secretary
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WS5041

                          THE 59 WALL STREET FUND, INC.


                                Establishment and
                       Designation of Series of Shares of
                    Common Stock (par value $0.001 per share)

         Pursuant to Section 2-105 of the Maryland General Corporation Law and Article Fifth, paragraph 3 of the restated charter of the Corporation (the "Charter"), the Board of Directors of the Corporation hereby establishes and designates a series of Shares of common stock (the "Fund") to have the following special and relative rights:

         1. The Fund shall be named "The 59 Wall Street Small Company Fund" and the number of shares initially classified and allocated to the Fund is 25,000,000.

         2. The Fund shall be authorized to hold cash, invest in securities, instruments and other properties and use investment techniques as from time to time described in the Corporation's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund ("Shares"). Each Share, except as provided herein, shall have the same characteristics as shares of The 59 Wall Street European Equity Fund and The 59 Wall Street Pacific Basin Equity Fund. The proceeds of sales of Shares, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

         3. Shareholders of the Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and by the Charter.

         4. At any meeting of shareholders of the Fund, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus of the Fund) may vote any Shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any Shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

         5. All Shares shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of any outstanding Shares, without the vote or consent of shareholders (including through the establishment of uniform standards with respect to the minimum net asset value of a shareholder account), upon the sending of written notice thereof to each shareholder any of whose Shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally


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available  therefor,  at net asset value per Share determined in accordance with the provisions of the applicable then-current prospectus of the Fund and to take all other steps deemed necessary or advisable in connection therewith. The Board of Directors may authorize the closing of those accounts not meeting the specified minimum standards of net asset value by redeeming all of the Shares in such accounts.

         6. The Fund's Shareholder Servicing Agent and each Eligible Institution (as those terms are defined in the applicable then-current prospectus of the Fund) may establish for their respective customers an involuntary redemption requirement. If the value of a shareholder's holdings falls below that amount because of a redemption of Shares, the shareholder's remaining Shares may be redeemed. If such remaining Shares are to be redeemed, the shareholder will be notified that the value of his holdings has fallen below that amount and be allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed.

         IN WITNESS WHEREOF, the undersigned Directors have executed this instrument this 12th day of February, 1991.


                                                         Director and
/s/ J.V. SHIELDS, JR.                                    Chairman of the Board
J.V. Shields, Jr.


/S/ H.B. ALVORD                                          Director
H.B. Alvord


/S/ DAVID P. FELDMAN                                     Director
David P. Feldman


/S/ RICHARD KARL GOELTZ                                  Director
Richard Karl Goeltz


/S/ ROSS JONES                                           Director
Ross Jones

WS5041


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WS5041

                          THE 59 WALL STREET FUND, INC.

                      ARTICLES SUPPLEMENTARY TO THE CHARTER


         The 59 Wall Street Fund, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         FIRST: The Board of Directors of the Corporation, by unanimous written action without a meeting dated February 12, 1991, established and designated a series (the "Fund") of shares of the Corporation consisting of twenty-five million (25,000,000) unissued shares of the par value of $0.001 per share of the Common Stock of the Corporation by setting the preferences, rights, voting powers, restrictions, limitations as to dividends, qualification or terms of redemption of, and the conversion or other rights, thereof as hereinafter set forth.

         SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as set forth in the charter of the Corporation; except as follows:

         A. The Fund shall be authorized to hold cash, invest in securities, instruments and other properties and use investment techniques as from time to time described in the Corporation's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund ("Shares"). Each Share, except as provided herein, shall have the same characteristics as shares of The 59 Wall Street European Equity Fund and The 59 Wall Street Pacific Basin Equity Fund. The proceeds of sales of Shares, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

         B. Shareholders of the Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and by the Charter.

         C. At any meeting of shareholders of the Fund, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus of the Fund) may vote any Shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any Shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

         D. All Shares shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of any outstanding Shares, without the vote or consent of shareholders (including through the establishment of uniform standards with respect to the minimum net asset value of a shareholder account), upon the sending of written notice thereof to each shareholder any of whose Shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available therefor, at net asset value per Share determined in accordance with the provisions of the applicable then-current prospectus of the Fund and to take all other steps deemed necessary or advisable in connection therewith. The Board of Directors may authorize the closing of those accounts not meeting the specified minimum standards of net asset value by redeeming all of the Shares in such accounts.

         E. The Fund's Shareholder Servicing Agent and each Eligible Institution (as those terms are defined in the applicable then-current prospectus of the Fund) may establish for their respective customers an involuntary redemption requirement. If the value of a shareholder's holdings falls below that amount because of a redemption of Shares, the shareholder's remaining Shares may be redeemed. If such remaining Shares are to be redeemed, the shareholder will be notified that the value of his holdings has fallen below that amount and be allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed.

         THIRD: The shares aforesaid have been duly classified by the Board of Directors pursuant to authority and power contained in the charter of the Corporation.

         IN WITNESS WHEREOF, The 59 Wall Street Fund, Inc. has duly caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on February 22, 1991.

                                            THE 59 WALL STREET FUND, INC.



                                            By:/S/ PHILIP W. COOLIDGE
                                               Philip W. Coolidge, President

Attest:



/S/ THOMAS M. LENZ
Thomas M. Lenz, Secretary



         THE UNDERSIGNED, President of The 59 Wall Street Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to the Charter to be the corporate act of said Corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                     /S/ PHILIP W. COOLIDGE
                                                     Philip W. Coolidge

WS5041

                          THE 59 WALL STREET FUND, INC.


                                Establishment and
                       Designation of Series of Shares of
                    Common Stock (par value $0.001 per share)

         Pursuant to Section 2-105 of the Maryland General Corporation Law and Article Fifth, paragraph 3 of the restated charter of the Corporation (the "Charter"), the Board of Directors of the Corporation hereby establishes and designates two series of Shares of common stock (the "Fund") to have the following special and relative rights:

         1. The Funds shall be named "The 59 Wall Street Short/Intermediate Fixed Income Fund" and "The 59 Wall Street U.S. Equity Fund" and the number of shares initially classified and allocated to each Fund is 25,000,000.

         2. Each Fund shall be authorized to hold cash, invest in securities, instruments and other properties and use investment techniques as from time to time described in the Corporation's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund ("Shares"). Each Share, except as provided herein, shall have the same characteristics as shares of The 59 Wall Street European Equity Fund, The 59 Wall Street Pacific Basin Equity Fund and The 59 Wall Street Small Company Fund. The proceeds of sales of Shares, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to each Fund, unless otherwise required by law.

         3. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to that Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and by the Charter.

         4. At any meeting of shareholders of any Fund, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus of the Fund) may vote any Shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any Shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

         5. All Shares shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of any outstanding Shares, without the vote or consent of shareholders (including through the establishment of uniform standards with respect to the minimum net asset value of a shareholder account), upon the sending of written notice thereof to each shareholder any of whose Shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available therefor, at net asset value per Share determined in accordance with the provisions of the applicable then-current prospectus of each Fund and to take all other steps deemed necessary or advisable in connection therewith. The Board of Directors may authorize the closing of those accounts not meeting the specified minimum standards of net asset value by redeeming all of the Shares in such accounts.

         6. Each Fund's Shareholder Servicing Agent and each Eligible Institution (as those terms are defined in the applicable then-current prospectus of the Fund) may establish for their respective customers an involuntary redemption requirement. If the value of a shareholder's holdings falls below that amount because of a redemption of Shares, the shareholder's remaining Shares may be redeemed. If such remaining Shares are to be redeemed, the shareholder will be notified that the value of his holdings has fallen below that amount and be allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed.

         IN WITNESS WHEREOF, the undersigned Directors have executed this instrument this 9th day of June, 1992.


                                                Director and
 /S/ J.V. SHIELDS, JR.                          Chairman of the Board
J.V. Shields, Jr.


/S/ H.B. ALVORD                                 Director
H.B. Alvord


/S/ DAVID P. FELDMAN                            Director
David P. Feldman


/S/ ROSS JONES                                  Director
Ross Jones


/S/ ARTHUR D. MILTENBERGER                      Director
Arthur D. Miltenburger






WS5041

WS5041



                          THE 59 WALL STREET FUND, INC.

                      ARTICLES SUPPLEMENTARY TO THE CHARTER


         The 59 Wall Street Fund, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         FIRST: The Board of Directors of the Corporation, by written action at a meeting dated June 9, 1992, established and designated two series (the "Funds") of shares of the Corporation, each consisting of twenty-five million (25,000,000) unissued shares of the par value of $0.001 per share of the Common Stock of the Corporation by setting the preferences, rights, voting powers, restrictions, limitations as to dividends, qualification or terms of redemption of, and the conversion or other rights, thereof as hereinafter set forth.

         SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as set forth in the Charter of the Corporation; except as follows:

         A. Each Fund shall be authorized to hold cash, invest in securities, instruments and other properties and use investment techniques as from time to time described in the Corporation's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of each Fund ("Shares"). Each Share, except as provided herein, shall have the same characteristics as Shares of The 59 Wall Street European Equity Fund, The 59 Wall Street Pacific Basin Equity Fund and The 59 Wall Street Small Company Fund. The proceeds of sales of Shares, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to each Fund, unless otherwise required by law.

         B. Shareholders of each Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to that Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and by the Charter.

         C. At any meeting of shareholders of any Fund, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus of the Fund) may vote any Shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any Shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

         D. All Shares shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of any outstanding Shares, without the vote or consent of shareholders (including through the establishment of uniform standards with respect to the minimum net asset value of a shareholder account), upon the sending of written notice thereof to each shareholder any of whose Shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available therefor, at net asset value per Share determined in accordance with the provisions of the applicable then-current prospectus of each Fund and to take all other steps deemed necessary or advisable in connection therewith. The Board of Directors may authorize the closing of those accounts not meeting the specified minimum standards of net asset value by redeeming all of the Shares in such accounts.

         E. Each Fund's Shareholder Servicing Agent and each Eligible Institution (as those terms are defined in the applicable then-current prospectus of the Fund) may establish for their respective customers an involuntary redemption requirement. If the value of a shareholder's holdings falls below that amount because of a redemption of Shares, the shareholder's remaining Shares may be redeemed. If such remaining Shares are to be redeemed, the shareholder will be notified that the value of his holdings has fallen below that amount and be allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed.

         THIRD: The Shares aforesaid have been duly classified by the Board of Directors pursuant to authority and power contained in the Charter of the Corporation.

         IN WITNESS WHEREOF, The 59 Wall Street Fund, Inc. has duly caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on June 9, 1992.

                                              THE 59 WALL STREET FUND, INC.



                                              By:/S/ PHILIP W. COOLIDGE
                                                 Philip W. Coolidge, President

Attest:



/S/ THOMAS M. LENZ
Thomas M. Lenz, Secretary



         THE UNDERSIGNED, President of The 59 Wall Street Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to the Charter to be the corporate act of said Corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                      /S/ PHILIP W. COOLIDGE
                                                      Philip W. Coolidge

WS5041

WS5041A

                          THE 59 WALL STREET FUND, INC.


                                Establishment and
                       Designation of Series of Shares of
                    Common Stock (par value $0.001 per share)

         Pursuant to Section 2-105 of the Maryland General Corporation Law and Article Fifth, paragraph 3 of the restated charter of the Corporation (the "Charter"), the Board of Directors of the Corporation hereby establishes and designates a series of Shares of common stock (the "Fund") to have the following special and relative rights:

         1. The Fund shall be named "The 59 Wall Street International Equity Fund" and the number of shares initially classified and allocated to the Fund is 25,000,000.

         2. The Fund shall be authorized to hold cash, invest in securities, instruments and other properties and use investment techniques as from time to time described in the Corporation's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund ("Shares"). Each Share, except as provided herein, shall have the same characteristics as shares of The 59 Wall Street European Equity Fund, The 59 Wall Street Pacific Basin Equity Fund, The 59 Wall Street Small Company Fund, The 59 Wall Street Short/Intermediate Fixed Income Fund and The 59 Wall Street U.S. Equity Fund. The proceeds of sales of Shares, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

         3. Shareholders of the Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and by the Charter.

         4. At any meeting of shareholders of the Fund, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus of the Fund) may vote any Shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any Shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

         5. All Shares shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of any outstanding Shares, without the vote or consent of shareholders (including through the establishment of uniform standards with respect to the minimum net asset value of a shareholder account), upon the sending of written notice thereof to each shareholder any of whose Shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available therefor, at net asset value per Share determined in accordance with the provisions of the applicable then-current prospectus of the Fund and to take all other steps deemed necessary or advisable in connection therewith. The Board of Directors may authorize the closing of those accounts not meeting the specified minimum standards of net asset value by redeeming all of the Shares in such accounts.

         6. The Fund's Shareholder Servicing Agent and each Eligible Institution (as those terms are defined in the applicable then-current prospectus of the Fund) may establish for their respective customers an involuntary redemption requirement. If the value of a shareholder's holdings falls below that amount because of a redemption of Shares, the shareholder's remaining Shares may be redeemed. If such remaining Shares are to be redeemed, the shareholder will be notified that the value of his holdings has fallen below that amount and be allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed.

         IN WITNESS WHEREOF, the undersigned Directors have executed this instrument this 23rd day of August, 1994.


                                             Director and
/S/ J.V. SHIELDS, JR.                        Chairman of the Board
J.V. Shields, Jr.


/S/ H.B. ALVORD                              Director
H.B. Alvord


/S/ DAVID P. FELDMAN                         Director
David P. Feldman


/S/ ARTHUR D. MILTENBERGER                   Director
Arthur D. Miltenberger


/S/ EUGENE P. BEARD                          Director
Eugene P. Beard


/S/ ALAN G. LOWY                             Director
Alan G. Lowy

WS5041A

WS5041A

                          THE 59 WALL STREET FUND, INC.

                      ARTICLES SUPPLEMENTARY TO THE CHARTER


         The 59 Wall Street Fund, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         FIRST: The Board of Directors of the Corporation, by unanimous written action without a meeting dated August 23, 1994, established and designated a series (the "Fund") of shares of the Corporation consisting of twenty-five million (25,000,000) unissued shares of the par value of $0.001 per share of the Common Stock of the Corporation by setting the preferences, rights, voting powers, restrictions, limitations as to dividends, qualification or terms of redemption of, and the conversion or other rights, thereof as hereinafter set forth.

         SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as set forth in the charter of the Corporation; except as follows:

         A. The Fund shall be authorized to hold cash, invest in securities, instruments and other properties and use investment techniques as from time to time described in the Corporation's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund ("Shares"). Each Share, except as provided herein, shall have the same characteristics as shares of The 59 Wall Street European Equity Fund, The 59 Wall Street Pacific Basin Equity Fund, The 59 Wall Street Small Company Fund, The 59 Wall Street Short/Intermediate Fixed Income Fund and The 59 Wall Street U.S. Equity Fund. The proceeds of sales of Shares, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

         B. Shareholders of the Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and by the Charter.

         C. At any meeting of shareholders of the Fund, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus of the Fund) may vote any Shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any Shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

         D. All Shares shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of any outstanding Shares, without the vote or consent of shareholders (including through the establishment of uniform standards with respect to the minimum net asset value of a shareholder account), upon the sending of written notice thereof to each shareholder any of whose Shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available therefor, at net asset value per Share determined in accordance with the provisions of the applicable then-current prospectus of the Fund and to take all other steps deemed necessary or advisable in connection therewith. The Board of Directors may authorize the closing of those accounts not meeting the specified minimum standards of net asset value by redeeming all of the Shares in such accounts.

         E. The Fund's Shareholder Servicing Agent and each Eligible Institution (as those terms are defined in the applicable then-current prospectus of the Fund) may establish for their respective customers an involuntary redemption requirement. If the value of a shareholder's holdings falls below that amount because of a redemption of Shares, the shareholder's remaining Shares may be redeemed. If such remaining Shares are to be redeemed, the shareholder will be notified that the value of his holdings has fallen below that amount and be allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed.

         THIRD: The shares aforesaid have been duly classified by the Board of Directors pursuant to authority and power contained in the charter of the Corporation.

         IN WITNESS WHEREOF, The 59 Wall Street Fund, Inc. has duly caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on August 23, 1994.

                                              THE 59 WALL STREET FUND, INC.



                                              By:/S/ PHILIP W. COOLIDGE
                                                 Philip W. Coolidge, President

Attest:



/S/ THOMAS M. LENZ
Thomas M. Lenz, Secretary



         THE UNDERSIGNED, President of The 59 Wall Street Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to the Charter to be the corporate act of said Corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                    /S/ PHILIP W. COOLIDGE
                                                    Philip W. Coolidge

WS5041B

                          THE 59 WALL STREET FUND, INC.


                                Establishment and
                       Designation of Series of Shares of
                    Common Stock (par value $0.001 per share)

         Pursuant to Section 2-105 of the Maryland General Corporation Law and Article Fifth, paragraph 3 of the restated charter of the Corporation (the "Charter"), the Board of Directors of the Corporation hereby establishes and designates a series of Shares of common stock (the "Fund") to have the following special and relative rights:

         1. The Fund shall be named "The 59 Wall Street Short Term Fund" and the number of shares initially classified and allocated to the Fund is 25,000,000.

         2. The Fund shall be authorized to hold cash, invest in securities, instruments and other properties and use investment techniques as from time to time described in the Corporation's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund ("Shares"). Each Share, except as provided herein, shall have the same characteristics as shares of The 59 Wall Street European Equity Fund, The 59 Wall Street Pacific Basin Equity Fund, The 59 Wall Street Small Company Fund, The 59 Wall Street Short/Intermediate Fixed Income Fund, The 59 Wall Street U.S. Equity Fund and The 59 Wall Street International Equity Fund. The proceeds of sales of Shares, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

         3. Shareholders of the Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and by the Charter.

         4. At any meeting of shareholders of the Fund, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus of the Fund) may vote any Shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any Shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

         5. All Shares shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of any outstanding Shares, without the vote or consent of shareholders (including through the establishment of uniform standards with respect to the minimum net asset value of a shareholder account), upon the sending of written notice thereof to each shareholder any of whose Shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available therefor, at net asset value per Share determined in accordance with the provisions of the applicable then-current prospectus of the Fund and to take all other steps deemed necessary or advisable in connection therewith. The Board of Directors may authorize the closing of those accounts not meeting the specified minimum standards of net asset value by redeeming all of the Shares in such accounts.

         6. The Fund's Shareholder Servicing Agent and each Eligible Institution (as those terms are defined in the applicable then-current prospectus of the Fund) may establish for their respective customers an involuntary redemption requirement. If the value of a shareholder's holdings falls below that amount because of a redemption of Shares, the shareholder's remaining Shares may be redeemed. If such remaining Shares are to be redeemed, the shareholder will be notified that the value of his holdings has fallen below that amount and be allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed.

         IN WITNESS WHEREOF, the undersigned Directors have executed this instrument this 8th day of September, 1994.


                                                Director and
/S/ J.V. SHIELDS, JR.                           Chairman of the Board
J.V. Shields, Jr.


/S/ DAVID P. FELDMAN                            Director
David P. Feldman


/S/ ARTHUR D. MILTENBERGER                      Director
Arthur D. Miltenberger


/S/ EUGENE P. BEARD                             Director
Eugene P. Beard


/S/ ALAN G. LOWY                                Director
Alan G. Lowy

WS5041B

WS5041B

                          THE 59 WALL STREET FUND, INC.

                      ARTICLES SUPPLEMENTARY TO THE CHARTER


         The 59 Wall Street Fund, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

         FIRST: The Board of Directors of the Corporation, by unanimous written action without a meeting dated September 8, 1994, established and designated a series (the "Fund") of shares of the Corporation consisting of twenty-five million (25,000,000) unissued shares of the par value of $0.001 per share of the Common Stock of the Corporation by setting the preferences, rights, voting powers, restrictions, limitations as to dividends, qualification or terms of redemption of, and the conversion or other rights, thereof as hereinafter set forth.

         SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as set forth in the charter of the Corporation; except as follows:

         A. The Fund shall be authorized to hold cash, invest in securities, instruments and other properties and use investment techniques as from time to time described in the Corporation's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Fund ("Shares"). Each Share, except as provided herein, shall have the same characteristics as shares of The 59 Wall Street European Equity Fund, The 59 Wall Street Pacific Basin Equity Fund, The 59 Wall Street Small Company Fund, The 59 Wall Street Short/Intermediate Fixed Income Fund, The 59 Wall Street U.S. Equity Fund and The 59 Wall Street International Equity Fund. The proceeds of sales of Shares, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.

         B. Shareholders of the Fund shall vote separately as a class on any matter to the extent required by, and any matter shall be deemed to have been effectively acted upon with respect to the Fund as provided in, Rule 18f-2, as from time to time in effect, under the Investment Company Act of 1940, as amended, or any successor rule, and by the Charter.

         C. At any meeting of shareholders of the Fund, an Eligible Institution (as that term may from time to time be defined in the applicable then-current prospectus of the Fund) may vote any Shares as to which such Eligible Institution is the holder or agent of record and which are not otherwise represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which such Eligible Institution is the holder or agent of record. Any Shares so voted by an Eligible Institution will be deemed represented at the meeting for all purposes, including quorum purposes.

         D. All Shares shall be subject to redemption and redeemable at the option of the Corporation. The Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of any outstanding Shares, without the vote or consent of shareholders (including through the establishment of uniform standards with respect to the minimum net asset value of a shareholder account), upon the sending of written notice thereof to each shareholder any of whose Shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable, out of funds legally available therefor, at net asset value per Share determined in accordance with the provisions of the applicable then-current prospectus of the Fund and to take all other steps deemed necessary or advisable in connection therewith. The Board of Directors may authorize the closing of those accounts not meeting the specified minimum standards of net asset value by redeeming all of the Shares in such accounts.

         E. The Fund's Shareholder Servicing Agent and each Eligible Institution (as those terms are defined in the applicable then-current prospectus of the Fund) may establish for their respective customers an involuntary redemption requirement. If the value of a shareholder's holdings falls below that amount because of a redemption of Shares, the shareholder's remaining Shares may be redeemed. If such remaining Shares are to be redeemed, the shareholder will be notified that the value of his holdings has fallen below that amount and be allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed.

         THIRD: The shares aforesaid have been duly classified by the Board of Directors pursuant to authority and power contained in the charter of the Corporation.

         IN WITNESS WHEREOF, The 59 Wall Street Fund, Inc. has duly caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on September 8, 1994.

                                            THE 59 WALL STREET FUND, INC.



                                            By: /S/ PHILIP W. COOLIDGE
                                                Philip W. Coolidge, President
Attest:



/s/ THOMAS M. LENZ
Thomas M. Lenz, Secretary



         THE UNDERSIGNED, President of The 59 Wall Street Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to the Charter to be the corporate act of said Corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                                  /s/PHILIP W. COOLIDGE
                                                  Philip W. Coolidge